Exhibit 10.07
                                                                   -------------


                                 Amendment No. 1
                                     to the
                       Terms and Conditions of Employment
                                     between
                           William T. Schleyer ("WTS")
                                       and
               Adelphia Communications Corporation (the "Company")


     WHEREAS, WTS and the Company wish to amend that certain employment agreement executed on January 17, 2003 (the "Employment Agreement").

     NOW, THEREFORE, the parties hereby agree as follows:

     1. The third sentence of Section 9 of the Employment Agreement is hereby amended to read in its entirety as follows: "One-third of such restricted shares shall vest on the second anniversary of the Effective Date, an additional one-third shall vest on the first anniversary of the date of the Company's emergence from bankruptcy, and the final one-third shall vest on the second anniversary of such date of emergence."

     2. Except as provided in this Amendment No. 1, the terms and conditions of the Employment Agreement shall remain unchanged.

/s/ William T. Schleyer
------------------------------          Adelphia Communications Corporation
     William T. Schleyer

                                        By: /s/ Erkie Kailbourne
                                            ------------------------------
February ___, 2003                          Name:  Erkie Kailbourne
                                            Title: Chairman and Interim Chief
                                                   Executive Officer


                                        February ___, 2003